UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUAANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 4, 2023

RESEARCH FRONTIERS INCORPORATED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

delaware	000-14893	11-2103466
(STATE OR OTHER	(COMMISSION	(IRS EMPLOYER
JURISDICTION OF INCORPORATION)	FILE NUMBER)	IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE

WOODBURY, new york 11797-2033

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) [240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	REFR	The NASDAQ Stock Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 4, 2023, Gauzy Chairman and CEO Eyal Peso was appointed to serve on the Research Frontiers Board of Directors.

Eyal Peso is a co-founder of Israeli-based Gauzy Ltd. and has served as its Chairman of its Board of Directors and Chief Executive Officer since 2009. Mr. Peso is an experienced entrepreneur with a strong track record in building a technology company from early to growth stages, covering all aspects from innovation and research and development management, funding and finance, sales and marketing, and global multidiscipline operations. Prior to founding Gauzy, Mr. Peso was a business manager at Alvarion Technologies Ltd. (NASDAQ: ALVR) (acquired by SuperCom Ltd. in 2016), a leading telecom company. Mr. Peso holds a B.S.c in Electrical and Electronic Engineering and a Master’s degree in Business Administration, both from Tel Aviv University in Israel. Mr. Peso brings to Gauzy’s executive management and board of directors demonstrated senior leadership skills, years of experience in the high tech and electronics industries, and historical knowledge of Gauzy since the time of its founding.

On June 5, 2023, Research Frontiers and Gauzy Ltd. jointly announced the appointment of Gauzy Chairman and CEO Eyal Peso to the Research Frontiers Board of Directors in the following press release:

Eyal Peso, CEO of Smart Materials Company Gauzy, Ltd.

Joins Board of Directors of Smart Glass Leader Research Frontiers

Woodbury, New York and Tel Aviv/Jaffo, June 5, 2023 – Research Frontiers Inc. (Nasdaq: REFR) and Gauzy Ltd. announced today the appointment of Eyal Peso to the Research Frontiers Board of Directors effective June 4, 2023. Mr. Peso, age 43, is the Co-Founder, Chairman of the Board of Directors and CEO of smart materials manufacturer Gauzy, Ltd.

Joseph M. Harary, President and CEO of Research Frontiers noted: “Eyal Peso has been a transformational force in our industry. From our first meeting, we shared the same vision of what the smart glass industry should become, and together we have worked hard, and have invested considerable resources, to bring the best performing and most innovative smart glass products to the customer. Since that first meeting, Eyal and his team have grown tenfold the size of Gauzy’s workforce, expanded Gauzy’s presence from Israel to Europe, North America, Asia and the Middle East, and transformed Gauzy into an industry leader, with a solid reputation for delivering high-quality, innovative, and sustainable solutions.”

Joe Harary joins the employees, directors and shareholders of Research Frontiers in welcoming Mr. Peso to the Board: “Under Eyal Peso’s leadership, Gauzy expanded from being a startup to becoming a globally recognized leader in the smart glass industry, with offices in Israel, the United States, Canada, France, Germany, China, South Korea, Singapore, and Dubai, and serving customers in over 40 countries. Gauzy boasts a diverse portfolio of patented technologies, leading the industry with its SPD-Smart and PDLC light-control technologies. These innovative solutions are implemented in a variety of industries, including automotive, architectural, aviation, marine, and consumer electronics sectors, among others. Mr. Peso guided Gauzy to a remarkable growth trajectory, characterized by strategic partnerships and acquisitions, market expansion, and product innovation and excellence.”

“Research Frontiers Incorporated believes that Mr. Peso’s proven track record of success, extensive industry knowledge of smart glass and its customers, and strong leadership skills, make him a valuable addition to our Board of Directors. His appointment is part of our continuous effort to enhance our governance structure, and reinforce our commitment to driving sustained growth and shareholder value. We warmly welcome Mr. Peso to our Board and look forward to his contributions to our strategic vision and execution.”

Image: Gauzy CEO Eyal Peso and Research Frontiers CEO Joseph M. Harary celebrate in front of

Gauzy’s State-of-the-Art SPD-SmartGlass light control film production line in Stuttgart Germany.

About Gauzy Ltd.

Gauzy Ltd. is a world leading material science company, focused on the research, development, manufacturing, and marketing of vision and light control technologies that support safe, sustainable, comfortable, and agile user experiences across various industries. Headquartered in Tel Aviv, Israel, the company has additional subsidiaries and entities based in Germany, France, the United States, Canada, China, Singapore, and Dubai. Gauzy serves leading brands in over 40 countries through direct fulfillment and a certified and trained distribution channel. For more news and information about Gauzy, please visit www.gauzy.com and Gauzy’s social media pages on Facebook, LinkedIn, Instagram, and YouTube.

About Research Frontiers Inc.

Research Frontiers (Nasdaq: REFR) is a publicly traded technology company and the developer of patented SPD-Smart light-control film technology which allows users to instantly, precisely and uniformly control the shading of glass or plastic products, either manually or automatically. Research Frontiers has licensed its smart glass technology to over 40 companies that include well known chemical, material science and glass companies. Products using Research Frontiers’ smart glass technology are being used in tens of thousands of cars, aircraft, yachts, trains, homes, offices, museums and other buildings. For more information, please visit www.SmartGlass.com, and Research Frontiers’ social media pages on Facebook, Twitter, LinkedIn and YouTube.

For further information, please contact:

Joseph M. Harary

President and CEO

Research Frontiers Inc.

+1-516-364-1902

Info@SmartGlass.com

Eyal Peso

Chairman and CEO

Gauzy Ltd.

+972 72-250-0385

info@gauzy.com

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 30, 2023, the Company received a letter from the Nasdaq Stock Market (“Nasdaq”) noting that, in accordance with Nasdaq Listing Rule 5605, the Audit Committee of the Company was required to consist of at least three independent directors in order to satisfy applicable Nasdaq listing requirements. The Company believes that with the appointment of Mr. Peso to the Company’s Audit Committee (which is in addition to his appointment to its Nominating and Corporate Governance Committee), the Company meets the Nasdaq listing requirements as set forth in Nasdaq Listing Rule 5605.

Details are noted in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The Research Frontiers press release is also available on the Company’s website at www.SmartGlass.com and at various other places on the internet.

This report and the press releases referred to herein may include statements that may constitute “forward-looking” statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as “believe”, “estimate”, “project”, “intend”, “expect”, or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management’s current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company’s financial condition and several business factors. Additional information regarding these and other factors may be included in the Company’s quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press release reproduced herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Research Frontiers Press Release dated June 5, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Joseph M. Harary
By:	Joseph M. Harary
Title:	President and CEO

Dated: June 5, 2023